UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 11, 2011

Medical Properties Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32559	20-0191742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1000 Urban Center Drive, Suite 501, Birmingham, AL 35242
(Address of principal executive offices) (Zip code)
(205) 969-3755
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 11, 2011, Virginia A. Clarke, a member of the Board of Directors of Medical Properties Trust, Inc. (the “Company”), notified the Company that, in order to devote more time to her other business interests, she is regretfully resigning from the Board of Directors. Ms. Clarke served as a director since February 2005 and was also a member of the Company’s Ethics, Nominating and Governance Committee and Compensation Committee. The Company thanks Ms. Clarke for her years of service to the Company and wishes her the best in her future endeavors.
In connection with Ms. Clarke’s resignation, the Board of Directors has determined to reduce the size of the Board of Directors to seven members.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.
By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: March 16, 2011